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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): DECEMBER 11, 2003

                                 VERDISYS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
              CALIFORNIA                              333-64122                             22-3755993
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)
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                           25025 I-45 NORTH, SUITE 525
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 364-6999
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)
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ITEM 5. OTHER INFORMATION

      On December 11, 2003, the Company announced the appointment of Dr. Ron Robinson as interim President and Chief Executive Officer of the Company.

      A copy of the Company's press release announcing the appointment is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

ITEM 7. EXHIBITS

      Exhibit 99.1 -- Press Release dated December 11, 2003.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VERDISYS, INC.

Date: December 12, 2003.

                                         By: /s/ Andrew Wilson
                                             ---------------------------
                                                 Andrew Wilson
                                                 Chief Financial Officer
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                                  EXHIBIT INDEX



          Exhibit
          Number          Description
          -------         ------------
           99.1           Press Release dated December 11, 2003.